UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 3, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2020,  Success Entertainment Group International, Inc. (OTCQB: SEGN), a/k/a Renavotio, Inc. (“RI”) (the “Company” or “Buyer”), entered into a binding letter of intent (“LOI”) with to acquire the medical infrastructure company PPE Solutions Group, LLC (“PPE”), a Wyoming limited liability company based in New Jersey.

The LOI provides for Buyer shall acquire 100% of the Equity Interests of the Company for an aggregate purchase price of Two Million US Dollars, ($2,000,000.00), subject to adjustment based on Buyer’s due diligence review, any third party valuation reports of the Company that Buyer may obtain and any adjustment terms set forth in the Definitive Agreement (the “Purchase Price”), with the intent to operate the Company as a wholly-owned subsidiary of Buyer.  The Purchase Price shall be paid as follows: subject to adjustment, (i)  Million Dollars, ($2,000,000.00) worth of Success Entertainment Group International, Inc., (“OTC:SEGN”) common stock, calculated at $.07 a share or the closing price the day of the close whichever is higher (“Stock Consideration”).

Upon execution of the LOI, the parties shall work in good faith to complete the Acquisition, including by meeting the following interim goals:

(1) the Company shall promptly make its information and personnel available for Buyer’s due diligence review;

(2) Buyer shall promptly after the date hereof prepare and deliver a draft purchase agreement and other draft transaction documents (including draft employment agreements for Key Personnel (as defined below), which the parties shall seek to negotiate into the final form of definitive purchase agreement for the Acquisition (the “Definitive Agreement”) and the final forms of the other transaction documents, prior to August 31, 2020;

(3) the parties shall seek approval for the Acquisition, based on the Definitive Agreement and the final forms of the other transaction documents, from their respective boards or other governing bodies or persons, no later than August 31, 2020;

(4) Buyer, the Company and the holders of the Equity Interests shall execute the Definitive Agreement, no later than August 31, 2020;

(5) the Company shall (i) coordinate the sales process with all holders of the Equity Interests, (ii) promptly after the date hereof provide to Buyer financial statements of the Company, in form and substance sufficient to facilitate the IPO, and (iii) provide Buyer with materials, access and information in connection with Buyer’s due diligence review of the Company; and

(6) subject to the satisfaction of all parties the closing conditions in the definitive documentation, the parties shall close the Acquisition reasonably promptly after Buyer closes the described terms below.

At closing the Buyer with have secured the additional working capital including the funding of the proposed PPE, mask plant to finance immediate growth activities, including product development and investments in sales and marketing as per attached Schedule 1. The parties shall execute and deliver such agreements, documents and instruments as may be necessary and appropriate to effectuate the Capital Investment and any Equity Investment.  The Company and the Key Personnel shall work with Buyer to provide a detailed forecast, including capital needs and investments for the calendar years 2020 and 2021, to assist Buyer in its capital allocation planning.

Both Buyer and the Company recognize that timing is of the essence and shall cooperate and act in good faith to close the transactions contemplated herein, including obtaining signatures and consents from all holders of Equity Interests, and other third parties as necessary, providing all financial statements or other documents requested by Buyer to help it complete all securities filings (including finalizing financial statements and a description of the business) and cooperating with Buyer and SEGN (including participating in roadshows and reviewing and preparing marketing material related to Company) or equivalent private funding.

The parties agreed to exclusive negotiations from September 30, 2020 until 11:59 p.m. Eastern Time on the date 30 days from the date hereof.

The above description of the LOI is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. A copy of the LOI is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

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Item 7.01 Regulation FD Disclosure.

On August 6, 2020 the Company issued a press release announcing the LOI. to acquire the medical infrastructure company PPE Solutions Group, LLC (“PPE”), a Wyoming limited liability company based in New Jersey.  The LOI provides for RI to exchange SEGN common stock for 100% of the Equity Interests of PPE for an aggregate purchase price of Two Million U.S. Dollars, ($2,000,000.00), calculated by issuing an equivalent amount of SEGN shares based on the stock’s closing price on the date of the acquisition. The purchase price is subject to an adjustment based on RI’s due diligence review, any third party valuation reports of the Company that the Buyer may obtain, and any adjustment terms set forth in the Definitive Agreement with the intent to operate the Company as a wholly-owned subsidiary.

The Press Release further announced Kyle Barnette and John Park, the Co-Founders of PPE Solutions Group, LLC, have both been nominated to the Board of Directors of RI. Mr. Barnette, a supplier of various Personal Protection Equipment, has been at the forefront of procuring a vetted and reliable supply chain of NIOSH approved N95 respirators, FDA cleared, and CE-conforming medical mask, surgical mask, and N95 surgical respirators, as well as CDC approved NON-NIOSH KN95 respirators.

The second nominee, PPE Co-Founder John Park, earned a MA in Economics at Sungkyunkwan University and began his professional career at the Hyundai Group’s Research Institution as an Economic Analyst. Upon completion of his MBA at Rutgers University, he worked on Wall Street, executing hedging positions for his clients in the US futures and securities markets. Mr. Park possesses a number of PPE market relationships from his engineering of PPE production equipment, including direct PPE factory relationships around the globe.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Renavotio Letter of Intent with PPE Solutions Group, dated August 3, 2020

99.1	Press Release Dated August 6, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

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